UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2016

WESTFIELD FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-16767	73-1627673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (413) 568-1911

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 4, 2016, Westfield Financial, Inc. (the “Company” or “Westfield”), the holding company for Westfield Bank, and Chicopee Bancorp, Inc. (“Chicopee”), the holding company for Chicopee Savings Bank, jointly announced the signing of a definitive merger agreement whereby Chicopee will merge with and into the Company (the “Merger Agreement”).

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of each party, Chicopee will be merged with and into the Company (the “Merger”), with the Company surviving. Thereafter, pursuant to the terms of the plan of bank merger to be entered into by Westfield Bank and Chicopee Savings Bank, Chicopee Savings Bank will be merged with and into Westfield Bank, with Westfield Bank surviving.

Under the terms of the Merger Agreement, each outstanding share of Chicopee common stock will be converted into the right to receive 2.425 shares of the Company’s common stock.

The Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of the Company and Chicopee, respectively, and is expected to close in the fourth quarter of 2016. In connection with the proposed Merger, James C. Hagan will remain President and CEO of the combined company and Donald A. Williams will remain Chairman of the board of directors. William J. Wagner, Chairman, President and CEO of Chicopee, will join the executive management team of the Company, and will become Vice Chairman of the board of directors. In addition, four other Chicopee directors, who will be named prior to the effective time of the Merger, will be appointed to the Company’s board of directors. Following the effective time of the Merger, the Company will be renamed Western New England Bancorp with the Nasdaq trading symbol “WNEB” and the combined bank will do business under the Westfield Bank name.

In connection with the Merger Agreement, the Company and Westfield Bank entered into Employment Agreements with each of William J. Wagner and Darlene Libiszewski, which will be effective upon the closing of the Merger. Additionally, concurrently with entering into the Merger Agreement, the Company entered into Voting Agreements with Chicopee’s executive officers and directors pursuant to which such shareholders agreed to vote their Chicopee shares in favor of the Merger.

If the Merger is not consummated under specified circumstances, Chicopee may be required to pay the Company a termination fee of $4 million or up to $750,000 in expenses.

The Merger Agreement also contains customary representations and warranties that the Company and Chicopee made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and Chicopee, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used to allocate risk between the Company and Chicopee rather than establishing matters as facts.

The foregoing is not a complete description of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Important Additional Information and Where to Find It

The Company intends to file with the SEC a Registration Statement on Form S-4 relating to the proposed merger as well as the joint proxy statement-prospectus of the Company and Chicopee for the solicitation of proxies from the shareholders the respective companies. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF THE COMPANY AND CHICOPEE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT-PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the joint proxy statement-prospectus, as well as other filings containing information about the Company and Chicopee, may be obtained at the SEC’s website at http://www.sec.gov. In addition, copies of the joint proxy statement-prospectus can also be obtained free of charge by directing a request to Westfield Financial, Inc., 141 Elm Street, Westfield, MA 01086, attention: Corporate Secretary (413) 568-1911, or from the “Investor Relations” section of Westfield’s web site at www.westfieldbank.com; or to Chicopee Bancorp, Inc., P.O. Box 300, 70 Center Street, Chicopee, Massachusetts 01014, attention: Corporate Secretary (413) 594-6692.

The Company, Chicopee, and certain of their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of the Company and Chicopee in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the joint proxy statement-prospectus relating to the proposed merger. Information concerning the Company’s directors and executive officers, including their ownership of the Company’s common stock, is set forth in its proxy statement previously filed with the SEC on April 2, 2015. Information concerning Chicopee’s directors and executive officers, including their ownership of Chicopee common stock, is set forth in its proxy statement previously filed with the SEC on April 15, 2015. Shareholders may obtain additional information regarding interests of such participants by reading the registration statement and the joint proxy statement-prospectus when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 4, 2016, by and between Westfield Financial, Inc. and Chicopee Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

Date: April 7, 2016	By:	/s/ James C. Hagan
James C. Hagan
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 4, 2016, by and between Westfield Financial, Inc. and Chicopee Bancorp, Inc.